Investor Call ESMO 2025 Presentation

Developing the Next Generation of Targeted Therapies

Neuroendocrine Tumors: VMT-⍺-NET

Background and key takeaways

Trial Design: [212Pb]VMT-⍺-NET Phase 1/2a For Neuroendocrine Tumors

Confidence building in compelling overall clinical profile

Next steps and concluding remarks

[212Pb]VMT-α-NET was well-tolerated and demonstrated appreciable anti-tumor activity

Key learnings for registrational study and next steps

Upcoming data milestones

Q & A

Appendix

NETs Trials

PERSPECTIVE THERAPEUTICS

Investor Call
ESMO 2025 Presentation

October 20, 2025

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company's timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company's product candidates; the Company's expected cash runway; the potential size of the commercial market for the Company's product candidates; the Company's expectations, beliefs, intentions, and strategies regarding the future; the Company's intentions to improve important aspects of care in cancer treatment; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company's actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company's product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company may not be able to maintain regulatory approval for the Company's product candidates; delays, interruptions or failures in the manufacture and supply of the Company's product candidates; the size and growth potential of the markets for the Company's product candidates, and the Company's ability to service those markets; the Company's cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company's expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company's ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to manage growth; whether the Company can maintain its key employees; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; whether there is sufficient training and use of the Company's products and product candidates; the market acceptance and recognition of the Company's products and product candidates; the Company's ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; the Company's ability to maintain and increase its supply, manufacturing and distribution capabilities; whether the Company will continue to comply with the procedures and regulatory requirements mandated by the FDA for additional trials, Phase 1 and 2 approvals and Fast Track approvals; the impact of the government shutdown on the Company's business operations; and any changes in applicable laws and regulations. Certain factors that may cause the Company's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), in the Company's other filings with the SEC, and in the Company's future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Developing the Next Generation of Targeted Therapies

Innovative Platform Technology

- Targeting moieties designed for *high tumor specificity*
- Ideal isotope (^{212}Pb): *Potent tumor cell killing* with reduced off-target effect
- Proprietary chelator designed to *optimize biodistribution*

Pipeline with Broad Potential

- *Three clinical-stage programs*
- *Multiple read-outs and milestones* expected through mid-2026 and beyond
- *De-risking* via theranostics approach: Patients imaged pre-treatment

Robust Manufacturing Infrastructure

- Radioisotope supply strengthened by *integrated supply chain*
- Patient coverage via *distributed manufacturing infrastructure*
- *Ready-to-administer products* provided to treatment sites on day of scheduled treatment

Broad Proprietary Pipeline

Three lead programs in clinic with multiple programs in preclinical development

Program (Target)	Target Disease	Candidate evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Status
VMT-α-NET (SSTR2)	**Neuroendocrine Tumors (NETs)**					Cohort 2: Completed recruitment Cohort 3: Recruited DLT cohort
	Other SSTR2 Expressing Tumors					Under evaluation
VMT01/02 (MC1R)	**Melanoma (MC1R Imaging & Therapy)**	**Monotherapy**				Enrolling 3.0 mCi
		Combination with Nivolumab				Enrolling 3.0 mCi
PSV359 (FAP-α)	**Multiple Solid Tumors**					Enrolling 5.0 mCi
PSV4XX (PSMA)	**Prostate (PSMA Imaging & Therapy)**					Under evaluation
Undisclosed Program 5	**Multiple Solid Tumors**					Under evaluation
Undisclosed Program 6	**Multiple Solid Tumors**					Under evaluation
Undisclosed Program 7	**Multiple Solid Tumors**					Under evaluation
Pre-Targeting Platform	**Multiple Solid Tumors**					Under evaluation

PERSPECTIVE THERAPEUTICS

Neuroendocrine Tumors: VMT-α-NET

Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

Background and key takeaways

- **NETs remain a critical unmet medical need despite the availability of approved radioligand therapy Lutathera**
  - Lutathera approved with 13% ORR as seen in the NETTER-1 registrational trial in patients with NETs expressing SSTR2
  - Achieved rapid enrollment into our Phase 1/2 study [^{212}Pb]VMT-α-NET in patients with NETs expressing SSTR2
  - Cohort 3 DLT population fully enrolled in ~3 months
- **Data from the interim readout at ESMO of our Phase 1/2 study of [^{212}Pb]VMT-α-NET in patients with NETs expressing SSTR2 (consistent with NETTER-1 criteria)**
  - ORR of 44% (7 of 16 patients) at median follow-up of 41 weeks
  - 14 of the 16 (88%) patients whose tumors were all SSRT2+ remain progression free and on study
  - Treatment well-tolerated with no grade 4 or 5 TEAEs and no treatment-related discontinuations
  - Demonstrate the potential for greater efficacy over Lutathera, and supports a potential registration study
- **Patients continue to achieve late objective responses as the trial progresses**
  - Additional patients expected to reach 9 months of follow up by early 2026 and mid-2026
- **Concurrent evaluation of 6 mCi provides potential to establish a broader therapeutic window**
  - Cohort fully recruited for DLT observation with 8 patients as of September 30, 2025
- **NETTER-1 trial informs a potential registration study of [^{212}Pb]VMT-α-NET in NETs patients whose tumors were all SSTR2+**
- **Ongoing evaluation of potential expansion into other SSTR2+ tumor types including breast and SCLC**

DLT=dose limiting toxicities

Neuroendocrine Tumors: VMT-α-NET

Targeting the somatostatin receptor to treat neuroendocrine and other cancers



Whole body SPECT scan of NET patient imaged with [^{203}Pb]VMT-α-NET

Disease Overview

- Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances
- Most neuroendocrine tumors highly express **somatostatin receptor type 2 (SSTR2)**
- Often grow in the **pancreas** or other areas of the gut; also widely expressed in a broad range of tumors including **SCLC, breast cancer, meningioma, head & neck cancer**

Unmet Need

- **~12K** new diagnoses annually in the US; **~170,000** people are living with this diagnosis in the US[1]
- Existing radiopharmaceutical treatment LUTATHERA® (Novartis) has an overall response rate (ORR) of **only 13–17%, and no overall survival (OS) benefit**[2]
- Broad acknowledgment that targeted alpha therapies are needed to improve care[3]

Program Overview

- **Fast Track Designation** for SSTR2+ NETs **regardless of prior treatment response**
- **Ongoing CATX-sponsored therapeutic dose-finding trial** currently recruiting in **PRRT-naïve** setting throughout the US
- Investigator initiated clinical research in PRRT- refractory patients

[1]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. Endocr Connect. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [2]LUTATHERA PI; [3]Navalkissoor et al (2019)

PERSPECTIVE® THERAPEUTICS

Trial Design: [^{212}Pb]VMT-α-NET Phase 1/2a For Neuroendocrine Tumors



Dose-finding phase
Expansion phase
Pre-agreed FDA interaction before dosing next cohort
Recruitment Complete
Cohort 1
[212Pb]VMT-α-NET
n = 2 / 2.5 mCi x 4
Recruitment Completed
Cohort 2
[212Pb]VMT-α-NET
n = 7 / 5.0 mCi x 4
Added slots:
(recruited 46 total)
Opened in June 2025
Cohort 3
[212Pb]VMT-α-NET
n = 8 / 6.0 mCi x 4
Cohort 4 (Optional)
[212Pb]VMT-α-NET
n = 3 – 8 / TBD
Intermediate doses or de-escalation possible for Cohort 2 – 4
Recommended Phase 2 Dose (RP2D)
Expansion Cohort
[212Pb]VMT-α-NET
RP2D mCi x 4
Expansion into additional indications

Trial Parameters

Dose-finding Population

- Advanced/Unresectable or metastatic NETs
- Progressive disease on prior therapy
- PRRT naïve
- FDA approved SSTR2 PET/CT avid disease on ≥ 1 lesion

Key Study Features

- Bayesian Optimal Interval Phase I/II (BOIN-12) design based on iterative probability monitoring
- Dosimetry to be assessed using [^{203}Pb]VMT-α-NET[1]
- No subsequent therapies while free from progression and in follow-up

Study Endpoints

- **Primary:** To determine safety and tolerability and the RP2D holistically based on Incidence and severity of DLT, Objective Response Rate (ORR), and Dosimetry (when performed)
- **Secondary:** ORR, BOR, DOR, PFS by RECIST v1.1, OS, PK

1. Graves S. et al, [^{212}Pb]Pb-VMT-α-NET dosimetry in patients with advanced SSTR2 positive tumors in the VMT-α-NET-T101 trial . SNNMMI 2025

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618

Confidence building in compelling overall clinical profile

Data continue to mature on a favorable trajectory

DCO Date	April 30, 2025	September 12, 2025
Number of treated patients	42 (2 in C1, 40 in C2)	55 (2 in C1, 46 in C2, 7 in C3)*
Median follow-up	14 weeks	28 weeks
Number of Cohort 2 patients with ≥ 9 months of f/u	7	23
Safety & Tolerability	No treatment-related discontinuations 10 out of 42 patients experienced G3 TEAE (24%) No G4 or G5 TEAEs	No treatment-related discontinuations 16 out of 55 patients experienced G3 TEAE (29%) No G4 or G5 TEAEs
Anti-tumor activity		
Confirmed responses	3 out of 7 regardless of SSTR2 expression profile (43%) 2 out of 5 with only SSTR2+ tumors (40%)	8 out of 23 regardless of SSTR2 expression profile (35%) 7 out of 16 with only SSTR2+ tumors (44%)
Remaining on treatment	5 out of 7 regardless of SSTR2 expression profile (71%)	18 out of 23 regardless of SSTR2 expression profile (78%) 14 out of 16 with only SSTR2+ tumors (88%)

*Subsequent to the DCO, an additional patient was treated in Cohort 3

PERSPECTIVE THERAPEUTICS

BERLIN 2025 ESMO congress

[^{212}Pb]VMT-α-NET targeted alpha-particle therapy (TAT) for advanced somatostatin receptor 2 positive (SSTR2+) neuroendocrine tumours (NETs): maturing safety and preliminary efficacy for enrollment from dose-finding cohorts 1, 2 and 3 (n=55)

Thorvardur Halfdanarson,[1] Richard Wahl[2] Lilja Solnes[3] Savitha Balaraman[4] Gregory Sibley[5] Brandon Mancini[6] Jason Starr[7] Vineeth Sukrithan[8] Lowell Anthony[9] Chih-Yi Liao[10] Samuel Mehr[11] Lucia Baratto[12] Alaa Hanna[12] Wenjing Yang[12] Stephen Keefe[12] Markus Puhlmann[12] Vikas Prasad[2]

[1]Mayo Clinic, Rochester, USA, [2]Washington University School of Medicine, St Louis, USA, [3]Johns Hopkins, Baltimore, USA, [4]Beaumont Hospital - Royal Oak, Royal Oak, USA, [5]Virginia Cancer Specialist, Fairfax, USA, [6]BAMF Health, Grand Rapids, USA, [7]Mayo Clinic - Florida, Jacksonville, USA, [8]OSUCCC – The Ohio State University Comprehensive Cancer Center - James, Columbus, USA, [9]University of Kentucky, Lexington, USA, [10]University of Chicago, Chicago, USA, [11]Nebraska Cancer Specialists, Omaha, Nebraska, USA, [12]Perspective Therapeutics, Inc., Seattle, USA

Thorvardur Ragnar Halfdanarson, MD

Abstract #8366

Study design and objectives


Dose-finding phase
Expansion phase
Pre-agreed FDA interaction before dosing next cohort
Cohort 4 (Optional)
[212Pb]VMT-α-NET
n = up to 8 / TBD
Opened in June 2025
Cohort 3
[212Pb]VMT-α-NET
n = 8 / 6 mCi x 4
Recruitment Complete
Cohort 2
[212Pb]VMT-α-NET
n = 7 / 5 mCi x 4
Recruitment Complete
Cohort 1
[212Pb]VMT-α-NET
n = 2 / 2.5 mCi x 4
Added slots:
(recruited 46 total)
Intermediate doses or de-escalation possible for Cohort 2 - 4
Recommended Phase 2 Dose (RP2D)
Expansion Cohort
[212Pb]VMT-α-NET
RP2D mCi x 4
Expansion into
GEP-NETs
Bronchial,
Pheo/Para

Trial Parameters

Dose-finding Population	Key Study Features	Study Endpoints
• Advanced/Unresectable or metastatic NETs • Progressive disease on prior therapy • PRRT naïve • FDA approved SSTR2 PET/CT avid disease on ≥ 1 lesion	• Bayesian Optimal Interval Phase I/II (BOIN-12) design based on iterative probability monitoring • Dosimetry to be assessed using [203Pb]VMT-α-NET[1]	• **Primary:** To determine safety and tolerability and the RP2D holistically based on Incidence and severity of DLT, Objective Response Rate (ORR), and Dosimetry (when performed) • **Secondary** – ORR, BOR, DOR, PFS by RECIST v1.1, OS, PK

1. Graves S. et al, [212Pb]Pb-VMT-α-NET dosimetry in patients with advanced SSTR2 positive tumors in the VMT-α-NET-T101 trial . SNNMMI 2025

Thorvardur Ragnar Halfdanarson, MD

Baseline patient characteristics
All patients treated by 12-SEP-2025 DCO, n = 55

Age [years]	Median	63
	Range	37-78
Sex [n, (%)]	Female	22 (40%)
	Male	33 (60%)
Race [n, (%)]	White	50 (91%)
	Black	1 (2%)
	Asian	2 (4%)
	Multiple	2 (4%)
ECOG Performance Status [n, (%)]	0	42 (76%)
	1	13 (24%)
Time from dx to enrollment [mos]	Median, Range	40.2, 7-317

Tumor type [n, (%)]	• Gastroenteropancreatic (GEP)-NET	52 (95%)
	– Pancreatic GEP-NET	19 (34%)
	– Non-pancreatic GEP-NET	33 (60%)
	• Bronchial NET	2 (4%)
	• Pheochromocytoma/paraganglioma	1 (2%)
Grade [n, (%)]	G1	11 (20%)
	G2	38 (69%)
	G3	6 (11%)
No. prior syst rx	Median, Range	1, 0-2
Prior systemic therapies [n, (%)]	Somatostatin Analogues	48 (87%)
	Small molecule (e.g., sunitinib)	6 (11%)
	Immunotherapy	2 (4%)
	Chemotherapy	13 (24%)

All patients treated as of data cutoff (DCO) 12-Sept-2025

Thorvardur Ragnar Halfdanarson, MD

Patient exposure and follow-up with [^{212}Pb]VMT-α-NET

	Cohort 1 2.5 mCi n = 2 (%)	Cohort 2 ≥ 9 mo of follow up 5 mCi n = 23 (%)	Cohort 2 < 9 mo of follow up 5 mCi n = 23 (%)	Cohort 3 6 mCi n = 7 (%)	All Patients Treated n = 55 (%)
	All pts treated, n = 55 (Cohorts 1–3) Pts w ≥ 9m f/u, n = 25 (Cohort 1 and Cohort 2 ≥ 9 mo)				
Exposure (doses)					
1	--	3 (13)	2 (9)	7 (100)	12 (22)
2	--	--	3 (13)	--	3 (6)
3	--	--	10 (44)	--	10 (18)
4	2 (100)	20 (87)*	8 (35)	--	30 (55)
Follow-up					
n	2	23	23	7	55
Median (wks)	96	41	22	4	28
Range (wks)	96-97	6-83	6-33	0-7	0-97

Data cutoff 12-Sept-2025. As of DCO, 7 pts treated were in cohort 3; after DCO, 1 additional pts have been treated to date for a total of 8. *One patient in Cohort 2 received two doses of 5.0 mCi then two doses of 2.5 mCi.

Thorvardur Ragnar Halfdanarson, MD

Most common (≥ 15%) treatment-emergent adverse events (TEAEs)

All patients treated, n = 55


Grade 3
Grade 2
Grade 1
Fatigue 62%
Alopecia 62%
Nausea 55%
Diarrhoea 40%
Lymphocytes decr'd 33%
Anaemia 33%
Abdominal pain 22%
Alk phos incr'd 20%
AST inc'd 20%
ALT incr'd 18%
Hypertension 16%
Headache 16%
Constipation 16%
0%
20%
40%
60%
80%
100%

- No dose-limiting toxicities (DLTs)
- No grade 4 or 5 adverse events
- No treatment-related discontinuations
- No serious renal complications
- No clinically significant treatment-related myelosuppression
- No dysphagia
- Serious adverse events were reported in four patients, none deemed related to the study medication. They were (1) pyrexia and vomiting, (2) decreased cardiac output, (3) foot fracture and (4) pancreatitis

Data cutoff 12-Sept-2025. No Gr 4 or 5 TEAEs reported. Gr 3 AEs occurred in 16 pts in total. The following additional Gr 3 AEs occurred in 1 pt each: vomiting, hypokalemia, presyncope, asthenia, cardiac failure, gamma-glutamyltranferase increased, pancreatitis, and syncope.

Thorvardur Ragnar Halfdanarson, MD

Blood creatinine during follow-up for all patients treated

All patients treated, n = 55



Creatinine (mg/dL)
5
4
3
2
1
0
0
8
16
24
32
40
48
56
64
72
80
88
96
Study Week

Data cutoff 12-Sept-2025. Blood creatinine increase AEs occurred in 7 pts and were Gr 1 only. Six have recovered. One has stabilized.

Thorvardur Ragnar Halfdanarson, MD

Waterfall plot of best response by patient

Cohort 2 pts with ≥ 9m follow-up, n = 23


Cohort 2
[Pb]VMT-α-NET 5.0mCi
Best % change in sum of diameters from baseline
20
10
0
-10
-20
-30
-40
-50
-60
-70
8.7
7.9
3.2
2.6
PD
PD
SD
SD
SD
SD
SD
SD
SD
SD
SD
SD
SD
SD
PR
PR
PR
PR
PR
PR
PR
PR
-5.1
-5.6
-9.4
-17.0
-17.3
-18.9
-22.0
-22.4
-27.5
-29.6
-41.8
-43.2
-46.4
-50.6
-54.6
-57.4
-58.6
-64.3

*Waterfall plot of pts enrolled in cohort 2 at 185 MBq/5 mCi who had ≥ 9m of follow up and had at least one scan evaluable after cycle 1. One patient in this group had a non-evaluable post baseline scan (therefore not shown).

Data cutoff 12-Sept-2025

Thorvardur Ragnar Halfdanarson, MD

Waterfall plot of best response by patient

Cohort 2 pts with ≥ 9m follow-up and with SSTR2-expression in all tumors, n = 16


Cohort 2 all lesions SSTR2+
[^{212}Pb]VMT-α-NET 5.0mCi
Cohort 2 with ≥1 non SSTR2+ lesions
[^{212}Pb]VMT-α-NET 5.0mCi
Best % change in sum of diameters from baseline
20
10
0
-10
-20
-30
-40
-50
-60
-70
8.7
PD
7.8
PD
3.2
SD
2.6
SD
SD
-5.1
SD
-5.6
SD
-9.4
SD
-17.0
SD
-17.3
SD
-18.9
SD
-22.0
SD
-22.4
SD
-27.5
SD
-29.6
PR
-41.8
PR
-43.2
PR
-46.4
PR
-50.6
PR
-54.6
PR
-57.4
PR
-58.6
PR
-64.3

*Waterfall plot of pts enrolled in cohort 2 at 185 MBq/5 mCi who had ≥ 9m of follow up and had at least one scan evaluable after cycle 1. One patient in this group had a non-evaluable post baseline scan (therefore not shown).

Data cutoff 12-Sept-2025

Thorvardur Ragnar Halfdanarson, MD

Swimmer plot of disposition, follow-up time and response by patient

Pts with ≥ 9m follow-up, n = 25



Cohort 1
[^{212}Pb]VMT-α-NET 2.5mCi
Cohort 2
[^{212}Pb]VMT-α-NET 5.0mCi
First Response
Disease Progression
X Death
X
0
8
16
24
32
40
48
56
64
72
80
88
96
Week

Data cutoff 12-Sept-2025 . Solid segments of each bar represent the treatment period. Patterned segments represent post-treatment follow-up.
One patient passed away for sequela of metastatic neuroendocrine tumors. The patient was a stable disease by RECIST at the time of the death event.

Thorvardur Ragnar Halfdanarson, MD

Swimmer plot of disposition, follow-up time and response by patient

Cohort 2 pts with ≥ 9m follow-up and with SSTR2-expression in all tumors, n = 16



Cohort 1
[Pb]VMT-α-NET 2.5mCi
Cohort 2
[Pb]VMT-α-NET 5.0mCi
First Response
Disease Progression
X Death
Cohort 2 with ≥1 non SSTR2+ lesions [Pb]VMT-α-NET 5.0mCi
X
0
8
16
24
32
40
48
56
64
72
80
88
96
Week

Data cutoff 12-Sept-2025 . Solid segments of each bar represent the treatment period. Patterned segments represent post-treatment follow-up.
One patient passed away for sequela of metastatic neuroendocrine tumors. The patient was a stable disease by RECIST at the time of the death event.

Thorvardur Ragnar Halfdanarson, MD

Spider plot of tumour change over time by patient

Pts with ≥ 9m follow-up, n = 25

Cohort 1 [^{212}Pb]VMT-α-NET 2.5mCi

Cohort 2 [^{212}Pb]VMT-α-NET 5.0mCi

Percent change in sum of diameters from baseline



Percent change in sum of diameters from baseline
60
40
20
0
-20
-40
-60
0
8
16
24
32
40
48
56
64
72
80
88
96
Week

Data cutoff 12-Sept-2025 * One patient had a non-evaluable post baseline scan

Thorvardur Ragnar Halfdanarson, MD

Spider plot of tumour change over time by patient

Cohort 2 pts with ≥ 9m follow-up and with SSTR2-expression in all tumors, n = 16

Percent change in sum of diameters from baseline



Cohort 1
[²¹²Pb]VMT-α-NET 2.5mCi
Cohort 2
[²¹²Pb]VMT-α-NET 5.0mCi
Cohort 2
[²¹²Pb]VMT-α-NET 5.0mCi with ≥1 non SSTR2+ lesions
Percent change in sum of diameters from baseline
60
40
20
0
-20
-40
-60
0
8
16
24
32
40
48
56
64
72
80
88
96
Week

Data cutoff 12-Sept-2025 * One patient had a non-evaluable post baseline scan

Thorvardur Ragnar Halfdanarson, MD

Conclusions

- **Treatment with [^{212}Pb]VMT-α-NET continues to be well-tolerated among all patients treated, n = 55**
  - No dose-limiting toxicities (DLTs)
  - No grade 4 or 5 adverse events
  - No treatment-related discontinuations
  - No serious renal complications
  - No clinically significant treatment-related myelosuppression
  - No dysphagia

- **Clinical activity continues to be observed as of 12-SEP-2025 (DCO)**
  - 20 of the 25 patients (80%) with ≥ 9 months of follow up were without progression by the data cutoff
  - Investigator-assessed RECIST v1.1 confirmed objective responses were observed in 8 patients
    - 8 of 23 patients (35%) in cohort 2 who had ≥ 9 months follow-up
    - 7 of 16 patients (44%) in cohort 2 who had ≥ 9 months follow-up and had SSTR2 expression in all tumors
  - The two patients enrolled in cohort 1 at 2.5 mCi still have stable disease after more than 1.5 years of follow up

- [^{212}Pb]VMT-α-NET is an active and well-tolerated therapy for patients with advanced NETs
- Follow-up is continuing for cohort 2 patients
- Treatment continues for patients enrolled into cohort 3 (6 mCi dose level)

Acknowledgments

The study team deeply thanks patients and their families for participating in this clinical trial

This study is a multicenter clinical trial with enrollment from 11 clinical trial sites, and gratitude is extended to investigators and site personnel for their incredible partnership in this work

This study is sponsored by Perspective Therapeutics, Inc.

Thorvardur Ragnar Halfdanarson, MD

Next steps and concluding remarks

$[^{212}Pb]$VMT-α-NET was well-tolerated and demonstrated appreciable anti-tumor activity

Clinical profile supports a potential registration study at current dose level and could improve further

Superior tolerability profile demonstrated with $[^{212}Pb]$VMT-α-NET[1]

- Continues to show a differentiated safety profile versus Lutathera with more patients and longer treatment durations
  - 55 patients with median follow-up of 28.3 weeks (0-97 weeks)
- Potential for development in combination with established cancer medicines

Appreciable activity was observed at this interim point in the study[1]

- Meaningful number of additional efficacy-evaluable patients increases confidence in observation
- Patients continue to achieve late objective responses as the trial progresses
  - 23 patients in Cohort 2 had ≥ 9 months of follow up
  - Time to best response still emerging
- More patients expected to reach the end of treatment period by early-2026 and mid-2026
- Majority of patients remain on study (78%)

[1]Halfdanarson TR et al, Presentation at ESMO 2025. Data cut off date September 12 2025

PERSPECTIVE THERAPEUTICS

Key learnings for registrational study and next steps

- Focus patient population: patients whose tumors are all SSTR2+ (consistent with NETTER-1)
  - 7 responders out of 16 (44%) at median follow-up of 41 weeks
- 5 mCi already shows compelling overall clinical profile at this interim point in the study and could improve further
- Concurrent evaluation of 6 mCi provides flexibility in development
  - Cohort 3 (6 mCi per dose) was opened in June and 8 patients were dosed as of September 30, 2025
- Ongoing evaluation of potential expansion into other SSTR2+ tumor types including breast, SCLC

PERSPECTIVE® THERAPEUTICS

Upcoming data milestones

	2025	Early 2026	Mid 2026	Late 2026	2027 and beyond
VMT-α-NET (SSTR2)	Presentation at ESMO and Triple (anti-tumor activity data from a subset of Cohort 2 patients)	Anti-tumor activity data from nearly all Cohort 2 patients	Initial anti-tumor activity data from first 8 Cohort 3 patients	First landmark analysis on all Cohort 2 patients	24 months follow-up for all patients recruited to date
VMT01/02 (MC1R)	Enrollment update for 3.0 mCi mono and combo		Initial anti-tumor activity data		
PSV359 (FAP-α)	Enrollment update for 5.0 mCi			Initial anti-tumor activity data	

Q & A

Appendix

Strong Financial Position

Funding into late 2026

Cash, cash equivalents and short-term investments as of September 30, 2025	~$174 million
Share count as of September 30, 2025	~74.3 million
Outstanding common stock warrants & options as of September 30, 2025	~10.9 million

Based on our current plans, which include advancing current clinical programs, progressing multiple pre-IND assets towards clinical trials, as well as building out regional manufacturing sites, we expect to have sufficient funding into late 2026.[1]

[1]Based on preliminary, un-audited estimates of cash, cash equivalents and short-term investments as of September 30, 2025

PERSPECTiVE® THERAPEUTICS

NETs Trials

	^{177}Lu-DOTATATE	^{177}Lu-DOTATATE	^{177}Lu-EDOTREOTIDE[5]	^{212}Pb-DOTAMTATE[7]	^{225}Ac-DOTATATE[8]
Study	NETTER-1[1,2] Randomized 2:1 (+/-octreotide) N = 229	NETTER-2[4] Randomized 2:1 (+/-octreotide) N = 226	COMPETE Randomized 2:1 (vs everolimus) N = 309	Phase II Single arm N=35	ACTION-1 Phase Ib/III Phase Ib: Single arm N=17
Dose Level (administered)	4 x Q8W | 200 mCi	4 x Q8W | 200 mCi	4x Q3 months | 200 mCi	4 x Q8W | 67.6 µCi/kg	4 x Q8W | 3.2 uCi/kg (Ph 3 dose is fixed 10.2 MBq)
Patient Population	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETS
Prior PRRT	0%	0%	0%	0%	100%
Median time from dx	3.8 years	1.9 months	n/a	3.8 years	5 years
Performance Status	Karnofsky Performance Scale Median was 90	Karnofsky Performance Scale 83% at 90-100	n/a	n/a	ECOG 0 (59%), 1 (41%)
Histology	Well differentiated G1 (66%), G2 (35%)	Well differentiated G2 (73%), G3 (27%)	Well differentiated G1 (21/28%), G2 (79/72%)	Well differentiated G1 (23%), G2 (66%), G3/unknown (11%)	Well differentiated G1 (47%), G2 (53%)
Median PFS	28.4 vs 8.5 months[3]	22.8 vs 8.5 months	23.9 vs 14.1 months	72.3% at 36 months	NE (95% CI: 12 months, NE)
ORR (CR/PR)	13% (1%/12%) vs. 4% (0%/4%)	43% (5%/38%) vs. 9% (0%/9%)	21.9% vs 4.2%	60%	29.4% confirmed 41.2% (6%/35%) w/ unconfirmed
AEs (>20%)	Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities	Nausea, diarrhea	Nausea, asthenia	Fatigue, nausea, alopecia, appetite↓, diarrhea, abdominal pain, lymphopenia, vomiting, weight↓, dysphagia	Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities
Grade 3+ (>10%)	Lymphopenia (44%), GGT↑ (20%)	TEAE: 35%	TEAE: 48%[6] (individual events not specified)	TEAE: 54% Lymphopenia (26%) Renal events (17.1%)	TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%)
Other notes	5 ^{177}Lu treated patients withdrew due to renal-related events	Nephrotoxicities 13 (8.8%) vs. (2.0%)	1 G2 SAE of myelodysplastic syndrome	Dysphagia treated with Botox injection or minimally invasive surgery	4 patients experienced TEAEs leading to dose modification, hold, and/or delay

[1]USPI; [2]DOI: 10.1056/NEJMoa1607427; [3]NANETS 2021; [4]DOI: 10.1016/S0140-6736(24)00701-3; [5]ESMO 2025; [6]ENETS 2025; [7]ESMO 2025; [8]ASCO 2024

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.